WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Wilshire Large Cap Core Plus Fund
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated January 23, 2013 to the Company’s Prospectus dated May 1, 2012, with respect to the Wilshire Large Cap Core Plus Fund (the “Fund).

Effective on or about March 24, 2013, the 80% policy of the Fund will change as described below.   Effective on that same date, all references in the Prospectus to the Wilshire Large Cap Core Plus Fund will change to the Wilshire International Equity Fund (the “International Fund”) and all references to Pyramis Global Advisors, LLC, Santa Barbara Asset Management, LLC and TWIN Capital Management, Inc. as sub-advisers to the Fund will be removed and replaced with a new sub-adviser to the Fund.   In addition, the benchmark index of the Fund will change to the MSCI EAFE Index and the following other changes to the Prospectus will become effective:

The following information replaces the information under the heading “Large Cap Core Plus Fund” and sub-heading “Principal Investment Strategies” on page 26 of the Prospectus:

The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.  The International Fund invests in companies, wherever organized, which do business primarily outside the United States and in other affiliated international companies. The International Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries.  The operating companies in which the International Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges.  The International Fund may invest up to 35% of its net assets in emerging market securities, including exchange-traded funds (“ETFs”).  The International Fund may also invest in fixed-income securities of foreign governments and companies.

The International Fund may use a multi-manager strategy with subadvisers who may employ different strategies.

The following information replaces the information under the heading “Large Cap Core Plus Fund” and the sub-heading “Principal Risks” on page 27 of the Prospectus:

You may lose money investing in the International Fund.  In addition, investing in the International Fund involves the following principal risks:

Foreign Investment Risk.  Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets.

Emerging Market Risk.  Foreign investment risk may be particularly high to the extent the International Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets).  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Equity Risk.  A principal risk of investing in the International Fund is equity risk.  This is the risk that the prices of stocks held by the International Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of the International Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the International Fund.

Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

ETF Risk.  ETFs in which the International Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF.  Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities of the number of stocks held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Currency Risk.  Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment.  Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Small Cap Risk.  Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently.  These companies may be in the developmental stage or may be older companies undergoing significant changes.  Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies.  As a result, the prices of small-cap companies may rise and fall more sharply.

Market Risk.  For equity securities, stock market movements will affect the International Fund’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the International Fund.  There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk.  The equity and debt capital markets in the U.S. and elsewhere have experienced unprecedented volatility in the past several years.  This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the International Fund.  Because these events are unprecedented, it is difficult to predict their magnitude or duration.  Changes in market conditions will not have the same impact on all types of securities.

In response to the crisis, the U.S. Government and the Federal Reserve have taken steps to support financial markets.  The withdrawal of this support could negatively impact the value and liquidity of certain securities.  In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation.  The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Strategy Risk.  The investment performance of the International Fund is in part dependent upon a subadviser’s skill in making appropriate investments.  To the extent that the International Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the International Fund relative to its index.  As the industry and sector composition of the market or index changes over time, the implementation of the International Fund’s strategy can lead to substantial differences in the sector or industry allocation of the International Fund relative to the market or index.

Multi-Managed Fund Risk.  The International Fund may be a multi-managed fund with multiple subadvisers who employ different strategies.  As a result, when the International Fund employs multiple subadvisers, the International Fund may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk.  Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Investment Style Risk.  During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.

Certain Wilshire funds are permitted to invest in the International Fund.  As a result, the International Fund may have large inflows or outflows of cash from time to time.  This could have adverse effects on the International Fund’s performance if the International Fund were required to sell securities or invest cash at times when it otherwise would not do so.  This activity could also accelerate the realization of capital gains and increase the International Fund’s transaction costs.

The following information replaces the information under the heading “More Information About Investments and Risks” and the sub-heading “Large Cap Core Plus Fund” on page 35 of the Prospectus:

The International Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.  The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.  The International Fund invests in companies, wherever organized, which do business primarily outside the United States and in other affiliated investment companies.  The International Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries.  The operating companies in which the International Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges.  The International Fund may invest up to 35% of its net assets in emerging markets securities, including ETFs.  The International Fund may also invest in fixed-income securities of foreign governments and companies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Wilshire Large Cap Core Plus Fund
Investment Class Shares
Institutional Class Shares

Supplement dated January 23, 2013 to the Company’s Statement of Additional Information (“SAI”) dated May 1, 2012, with respect to the Wilshire Large Cap Core Plus Fund (the “Fund).

Effective on or about March 24, 2013,  all references in the SAI to the Wilshire Large Cap Core Plus Fund will change to the Wilshire International Equity Fund and all references to Pyramis Global Advisors, LLC, Santa Barbara Asset Management, LLC and TWIN Capital Management, Inc. as sub-advisers to the Fund will be removed and replaced with a new sub-adviser to the Fund.   In addition, the following other changes to the SAI will become effective:

On page 7 of the SAI, under the heading “Investment Policies and Risks” and the sub-heading “Preferred Stock,”  the disclosure relating to the Fund is removed.

 On page 8 of the SAI, under the heading “Investment Policies and Risks,” the disclosure under the sub-headings “Real Estate Investment Trusts” and “Short Sales” is removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.